PG&E Corporation:

Positioned to Lead in a Carbon-Constrained World

Peter Darbee, Chairman & CEO
Merrill Lynch Investor Conference
New York, NY
September 26-27, 2006

This presentation is not complete without the accompanying statements made by management on September 26, 2006. A replay is available on PG&E Corporation's homepage at www.pge-corp.com.



Cautionary Statement Regarding Forward-Looking Information

This presentation contains forward-looking statements regarding management's guidance for PG&E Corporation's 2006 and 2007 earnings per share from operations, capital expenditures, Pacific Gas and Electric Company's (Utility) rate base and rate base growth, anticipated costs and benefits from Transformation initiatives, anticipated electric resources, and targeted average annual growth rate for earnings per share from operations, over the 2006-2010 period. These statements are based on current expectations and various assumptions which management believes are reasonable, including that substantial capital investments are made in Utility business over the 2006-2010 period, that the proposed settlement agreement regarding the 2007 General Rate Case is approved, and that the Utility earns an authorized return on equity of 11.35%. These statements and assumptions are necessarily subject to various risks and uncertainties the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:

- Unanticipated changes in operating expenses or capital expenditures, which may affect the Utility's ability to earn its authorized rate of return;
- How the Utility manages its responsibility to procure electric capacity and energy for its customers;
- The adequacy and price of natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the natural gas market for its customers;
- The operation of the Utility's Diablo Canyon nuclear power plant, which could cause the Utility to incur potentially significant environmental costs and capital expenditures, and the extent to which the Utility is able to timely increase its spent nuclear fuel storage capacity at Diablo Canyon;
- Whether the Utility is able to the anticipated benefits expected to result from its efforts to improve customer service through implementation of specific initiatives to streamline business processes and deploy new technology referred to as "Transformation";
- The outcome of proceedings pending at the Federal Energy Regulatory Commission and the California Public Utilities Commission (CPUC), including the Utility's 2007 General Rate Case and the Utility's pending application for approval of long term generation resource commitments;
- How the CPUC administers the capital structure, stand-alone dividend, and first priority conditions of the CPUC's decisions permitting the establishment of holding companies for the California investor-owned electric utilities, and the outcome of the CPUC's new rulemaking proceeding concerning the relationship between the California investor-owned energy utilities and their holding companies and non-regulated affiliates;
- The impact of the recently adopted Energy Policy Act of 2005 and future legislative or regulatory actions or policies affecting the energy industry;
- Increased municipalization and other forms of bypass in the Utility's service territory; and
- Other factors discussed in PG&E Corporation's and Pacific Gas and Electric Company's SEC reports.

Agenda

- PG&E Company Update
- PG&E Climate Change Policy & Environmental Footprint

2007 GRC Proposed Settlement: Revenue Requirement



Base Revenue Requirement ($ millions)
$5,500.0
$5,000.0
$4,500.0
$4,000.0
4,714
4,927*
5,052
5,212
5,302
213
125
160
90
2006
2007
2008
2009
2010

*On August 24, 2006, the CPUC approved a waiver of the 2007 cost of capital filing, maintaining the authorized ROE at 11.35% and the authorized equity at 52% through at least 2007.

Capital Expenditure Outlook

Capital expenditures projected to average $2.5 billion per year for years 2006-2010:



Captial Expenditure Outlook ($B)
$4.0
$3.0
$2.0
$1.0
$-
2.5
2.8
2.6
2.4
2.2
2006
2007
2008
2009
2010

Assumes approval of 2007 GRC Settlement Agreement.

Includes capital expenditure estimates for Contra Costa Unit 8, Diablo Canyon Steam Generator Replacement Project, Humboldt Bay Power Plant, and SmartMeter™ Advanced Metering Infrastructure (AMI) project.

PG&E

Rate Base Growth

Projected Average Annual Rate Base ($B)*


$22
$20
$18
$16
$14
$12
15.9
17.2
18.4
19.7
20.5
2006
2007
2008
2009
2010

* Assumes approval of 2007 GRC Settlement Agreement.

* 2006-2010 projected rate base has not been adjusted for the impact of the carrying cost credit that primarily results from the second series of the Energy Recovery Bonds (ERBs). Earnings will be reduced by an amount equal to the deferred tax balance associated with the after tax portion of the regulatory asset, multiplied by the utility's equity ratio and by its equity return. The carrying cost credit declines to zero in 2012 when the ERBs and related taxes are expected to be paid in full.

EPS Guidance

- EPS from Operations*: 2006 guidance of $2.40-$2.50 per share
  2007 guidance of $2.65-$2.75 per share



EPS from Operations *
$2.80
$2.60
$2.40
$2.20
$2.00
$1.80
2005A
2006E
2007E
Guidance Range

Operating EPS Assumptions ($MM)	**2006**	**2007**
Rate Base	$15,900	$17,200
Equity Ratio	52%	52%
Authorized ROE	11.35%	11.35%
Carrying Cost Credit	($66)	($52)
Holding Company Interest	($16)	($16)

* Reg G reconciliation to GAAP for 2005 EPS from Operations and 2006 and 2007 EPS Guidance appears in the Appendix and at www.pge-corp.com

- PG&E Company Update

- PG&E Climate Change Policy & Environmental Footprint

Latest Developments: Assembly Bill 32

- Mandates Greenhouse Gas (GHG) reductions from multiple sectors
- Creates path for market-based approach
- Potential to drive national action on climate change
- “Safety Valve” - balancing potential economic impacts

PG&E Climate Change Principles

- Mandatory reductions
- Market-based programs
- Near- and long-term focus
- Broad-based
- Energy efficiency - a top priority
- Low- and zero-emission electric generation
- Early action rewarded - not penalized
- Standardized emissions reporting

Per Capita Electricity Consumption


14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
KWh
1960
1965
1970
1975
1980
1985
1990
1995
2000
Source: California Energy Commission
US
CA
Western Europe

Electric Generating Sector GHG Footprint



U.S. Power Plants
The size of each circle represents the quantity of emissions in 2002
24 million tons
15 million tons
4 million tons
Source: MJ Bradley and Associates (2002)
• Coal • Gas • Oil

Electric Generation CO_2 Emissions Rates


Lbs/MWh CO2
1,342
804
570
44
U.S. Average
California Average
PG&E Delivered Electricity
PG&E Owned Electricity

Note: *All figures for emissions from electric power generation.*

PG&E's 2005 Electric Portfolio Power Mix


Other
1%
Natural Gas
42%
*These resources
are climate neutral
and/or renewable
24%*
Nuclear
20%*
Large Hydro
12%*
Renewable
Coal
1%

Note: *Delivery mix includes all of PG&E's owned generation plus all of PG&E's power purchases*

PG&E Actions Mitigate Risks and Leverage Opportunities

- Preferred Loading Order:
  - Energy Efficiency Programs
  - Demand Side Management Programs
  - Renewable Generation
  - Clean Conventional Generation
- California Solar Initiative and Self Generation Incentive Program
- Clean Vehicles

Leadership By Example: PG&E Climate Protection Program



5.3 tons CO_2 per year
5.3 tons CO_2 per year
$4.31
per month

CO_2 emissions for a typical residential customer are 68% from natural gas and 32% from electricity

Recognizing our Achievements

ACE3 25 years

ENERGY STAR

UNITED STATES ENVIRONMENTAL PROTECTION AGENCY

AIA CALIFORNIA COUNCIL
The American Institute of Architects

AXIEM AWARDS
Absolute eXcellence In Electronic Media

Ceres

PRSA Public Relations Society of America

PEAK LOAD MANAGEMENT ALLIANCE

Association of Energy Services Professionals

UCI
Join us!

U.S. DEPARTMENT OF ENERGY

California State Assembly

The Keystone Center

The National Arbor Day Foundation

109th Congress, 2nd Session
UNITED STATES HOUSE OF REPRESENTATIVES
Washington, D.C. 20515 (202) 224-3121 TTY: (202) 225-1904

The Greenlining Institute
1918 UNIVERSITY AVE., 2ND FLOOR
BERKELEY, CA 94704
PHONE 510.926.4000 • FAX 510.926.4010

NHA National Hydropower Association

Strategies for Sustainability

NGVs in the New Paradigm

PRWEEK News, analysis and job

SACRAMENTO AD CLUB SAC



California State Senate
Current Senate Membership
What's New!
The California Legislative Portal
District Maps
Senators
Legislation
Committees
Schedules
Offices/Caucuses
Audio/TV
FAQs/Links



The Communicator
Crystal Award

PG&E

PG&E Strategy

- Know & Meet Our Customer Needs
- Operational Excellence
- Climate Leadership
- Corporate Responsibility

Delighted customers	Energized employees	Rewarded shareholders

Q&A





Appendix

- Reg G Reconciliation / Financial Profile
- Anticipated Transformation Net Costs and Benefits
- Snapshot of Proposed Rules and Legislation
- AB 32 Timeline
- Key Pending Regulatory Proceedings
- Long Term Energy Resource Agreements



2005 EPS - Reg G Reconciliation

2005 EPS on an Earnings from Operations Basis	$2.34
Items Impacting Comparability:	
Incremental interest costs related to generator disputed claims from Chapter 11 proceedings	(0.01)
Prior year's portion of the gain associated with AEAP settlement	0.24
Costs of chromium litigation settlement and accruals for unresolved claims	(0.23)
Gain from tax adjustments related to NEGT	0.03
2005 EPS on a GAAP Basis	$2.37

EPS Guidance - Reg G Reconciliation

2006	Low	High
EPS Guidance on an Earnings from Operations Basis*	$2.40	$2.50
Estimated Items Impacting Comparability		
Scheduling Coordinator Cost Recovery	0.06	0.06
Environmental Remediation Liability	(0.05)	(0.05)
EPS Guidance on a GAAP Basis	$2.41	$2.51

2007	Low	High
EPS Guidance on an Earnings from Operations Basis*	$2.65	$2.75
Estimated Items Impacting Comparability	0.00	0.00
EPS Guidance on a GAAP Basis	$2.65	$2.75

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

Anticipated Transformation Net Costs and Benefits



Revenue Requirements ($MM)
$400
$200
$0
($200)
($400)
($600)
2006
2007
2008
2009
2010
Net Cost Range
Net Benefit Range

Snapshot of Proposed Rules and Legislation

- CPUC
  - Interim GHG Performance Standard (facility-based, IOU-only)
  - Load-based cap (deferred implementation discussion until 2007, status unclear given passage of AB 32)
- California State Legislature
  - AB 32 (Governor expected to sign)
  - SB 1368 (GHG performance standards imposed on all LSEs)
- Congress
  - Clean Air Planning Act (power-sector only)
  - Bingaman proposal (economy-wide)
  - McCain-Lieberman Climate Stewardship Act (economy-wide)
  - Feinstein Strong Economy and Climate Protection Act – Draft (economy-wide)

AB 32 Timeline

- The schedule for adopting specific emissions limits:
  - By June 30, 2007, adopt a list of discrete "early action" greenhouse gas emissions reduction measures to go into effect by January 1, 2010;
  - By January 1, 2009, adopt a "scoping plan" for emissions limits on sources and categories of sources in order to meet the 2020 statewide emissions "cap;"
  - By January 1, 2011, specific greenhouse gas emission limits and measures to go into effect January 1, 2012 and apply to individual sources and categories of sources to achieve the 2020 statewide greenhouse gas emission limit; and
  - By January 1, 2011, the Air Resources Board may adopt a system of "market-based declining annual aggregate emissions limits" applicable from January 1, 2012 to December 31, 2020.

Key Pending Regulatory Proceedings

- Pending approval
  - 2007 GRC Settlement — Opening briefs Sept 20, 2006; Final decision February 2007
  - Long-Term Generation Resources — Decision expected end of 2006
  - FERC TO9 (transmission rates) — Decision expected 1st half 2007
- Pending investigation
  - Billing and Collection OII — Decision expected Q4 2006
- Anticipated filings
  - Gas Transmission rates (post 2007) — Filing expected late 2006

PG&E

Executed Agreements Pursuant to Long-Term RFO

Counterparty/ Facility	Size(MW)	Contract Type	Operational Date	Plant Type	Term
Long-Term Need:					
Calpine Hayward	601	Power Purchase Agmt	2010	Combined cycle	10
EIF Firebaugh	399	Power Purchase Agmt	2009	Combustion turbine	20
EIF Fresno	196	Power Purchase Agmt	2009	Combustion turbine	20
Starwood Firebaugh	118	Power Purchase Agmt	2009	Combustion turbine	15
Tierra Energy Hayward	116	Power Purchase Agmt	2009	Reciprocating engine	20
E&L Westcoast Colusa	657	Utility-owned	2010	Combined cycle	life of asset
Total Long-Term Need	2,087				
Humboldt:					
Wartsila Humboldt	163	Utility-owned	2009	Reciprocating engine	life of asset
Total	**2,250**				

The parties' material obligations under these agreements are conditioned upon CPUC approval of the agreements and applicable ratemaking mechanisms. The agreement related to the Calpine Hayward project is a letter of intent to execute a Power Purchase Agreement (PPA). The execution of the PPA is subject to certain financial conditions, including that the associated Calpine entity emerge from bankruptcy or transfer the project site to a bankruptcy remote entity. If these conditions are not satisfied by October 2006, the letter of intent will terminate.

Capital expenditures for the utility-owned generation are estimated to be in the range of $900 – 1,100 per KW.